UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2020

Prologis, Inc.

Prologis, L.P.

(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.) Delaware (Prologis, L.P.) (State or other jurisdiction of Incorporation)	001-13545 (Prologis, Inc.) 001-14245 (Prologis, L.P.) (Commission File Number)	94-3281941 (Prologis, Inc.) 94-3285362 (Prologis, L.P.) (I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111

(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (415) 394-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	1.375% Notes due 2021	PLD/21	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2022	PLD/22	New York Stock Exchange
Prologis, L.P.	3.375% Notes due 2024	PLD/24	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02.	Results of Operations and Financial Condition (Prologis, Inc.) and
Item 7.01.	Regulation FD Disclosure (Prologis, Inc. and Prologis, L.P.).

On January 22, 2020, Prologis, Inc., the general partner of Prologis, L.P., issued a press release announcing fourth quarter 2019 financial results. A copy of the supplemental information as well as the press release is furnished with this report as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference.

The information in this report and the exhibits attached hereto is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Items 2.02 and 7.01 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
99.1	Supplemental information, dated January 22, 2020.
99.2	Press release, dated January 22, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

January 22, 2020	By:	/s/ Thomas S. Olinger
Name:Thomas S. Olinger
Title:Chief Financial Officer

PROLOGIS, L.P.,
January 22, 2020	By: Prologis, Inc., its general partner

	By:	/s/ Thomas S. Olinger
Name:Thomas S. Olinger
Title:Chief Financial Officer

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